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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):           JUNE 23, 1995
                                                              -------------


                              ENTERRA CORPORATION
                      -----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                     1-8153                  23-2154837
         --------                  ----------------        ----------------
      (STATE OR OTHER             (COMMISSION FILE          (I.R.S. EMPLOYER
      JURISDICTION OF                  NUMBER)            IDENTIFICATION NO.)
       INCORPORATION)


           13100 NORTHWEST FREEWAY, SIXTH FLOOR
                     HOUSTON, TEXAS                           77040-6310
       -----------------------------------------              -----------
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


  REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:         (713)462-7300
                                                             ---------------

                                   (NOT APPLICABLE)
- --------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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5.   OTHER EVENTS.

          On June 23, 1995, Enterra Corporation, a Delaware corporation (the "Company"), and Weatherford International Incorporated, a Delaware corporation ("Weatherford"), entered into a definitive agreement providing for the business combination of the Company and Weatherford. The combination will be effected pursuant to an Agreement and Plan of Merger, dated as of June 23, 1995 (the "Merger Agreement"), providing for the merger (the "Merger") of the Company with and into Weatherford. A copy of the Merger Agreement is attached hereto as
Exhibit 2.1 and is incorporated herein by reference.

          Pursuant to the Merger Agreement, each outstanding share of the Company's common stock, par value $1.00 per share, will be converted into the right to receive 0.845 of a share (which number reflects a 1 for 2 reverse stock split to be effected by Weatherford at the closing of the Merger) of Weatherford common stock, par value $.10 per share. The consummation of the Merger is subject to a number of conditions, including, among other things, (a) the approval and adoption of the Merger Agreement and the Merger by the stockholders of the Company and the stockholders of Weatherford and (b) the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. It is currently anticipated that the Merger will be treated as a "pooling of interests" for accounting purposes under Accounting Principles Board Opinion No. 16.

          Simultaneously with the execution and delivery of the Merger Agreement, the Company and American Gas & Oil Investors, Limited Partnership, AmGO II, Limited Partnership, AmGO III, Limited Partnership, First Reserve Secured Energy Assets Fund, Limited Partnership, First Reserve Fund V, Limited Partnership, First Reserve Fund V-2, Limited Partnership and First Reserve Fund VI, Limited Partnership (collectively, the "First Reserve Funds") and First Reserve Corporation entered into a Letter Agreement dated June 23, 1995 (the "Company Letter Agreement"). The Company Letter Agreement provides for the consent of the Company to the Letter Agreement dated June 23, 1995 among Weatherford, the First Reserve Funds and First Reserve Corporation (the "Weatherford Letter Agreement"). The Weatherford Letter Agreement provides for, among other things, the covenant and agreement of the First Reserve Funds and First Reserve Corporation to vote any voting securities of the Company over which the they have voting authority in favor of adoption of the Merger Agreement at any meeting of the stockholders of the Company at which the adoption of the Merger Agreement is to be voted upon, unless the Board of Directors of the Company is recommending, at the time of such meeting, that the stockholders of the Company vote against such adoption in view of the pendency of an Enterra Superior Proposal (as defined in the Merger Agreement). In addition, in the Company Letter Agreement the First Reserve Funds and First Reserve Corporation agreed to vote any securities of the Company over which they have voting authority against the adoption of the Merger Agreement at any meeting of the stockholders of the Company at which the adoption of the Merger Agreement is to be voted upon, if the Board of Directors of the Company is recommending, at the time of such meeting, the stockholders of the Company vote against such

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adoption.  A copy of the Company Letter Agreement, which includes the
Weatherford Letter Agreement, is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

          Simmons & Company International, Inc. is acting as the Company's financial advisor in connection with the Merger and has delivered its opinion (the "Fairness Opinion") that the consideration to be received by the stockholders of the Company in the Merger is fair from a financial point of view to such stockholders. A copy of the Fairness Opinion is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

          A joint press release of the Company and Weatherford relating to the Merger, dated June 23, 1995, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

          On June 28, 1995, a class action complaint was filed against the Company and its Board of Directors in the Delaware Court of Chancery in New Castle County. The complaint alleges breach of fiduciary duty and other matters and seeks damages and injunctive relief to prevent the consummation of the Merger.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

               (1) Agreement and Plan of Merger dated as of June 23, 1995 between Weatherford and the Company.

               (2) Letter Agreement among the Company, the First Reserve Funds and First Reserve Corporation dated June 23, 1995, including the Letter Agreement among Weatherford, the First Reserve Funds and First Reserve Corporation dated June 23, 1995.

               (3) Opinion of Simmons & Company International, Inc. dated June 23, 1995.

               (4) Joint Press Release, dated June 23, 1995, of the Company and Weatherford.

          The exhibits and disclosure letters to the Merger Agreement are omitted. Pursuant to Item 601(b)(2) of Regulation S-K, the Company agrees to furnish copies of the exhibits and disclosure letters to the Securities and Exchange Commission upon request.


                                      - 3 -

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                                    SIGNATURE
                                    ---------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ENTERRA CORPORATION


                              By: /s/ Steven W. Krablin
                                 -------------------------------------------
                                  Steven W. Krablin
                                  Vice President and
                                  Chief Financial Officer


Dated:  July 6, 1995


                                      - 4 -

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                                  EXHIBIT INDEX
                                  -------------


Exhibit
- -------

2.1 Agreement and Plan of Merger, dated as of June 23, 1995, between Weatherford International Incorporated and Enterra Corporation (exhibits and disclosure letters omitted).

10.1      Letter Agreement among Enterra Corporation and American Gas &
          Oil Investors, Limited Partnership, AmGO II, Limited Partnership, AmGO III, Limited Partnership, First Reserve Secured Energy Assets Fund, Limited Partnership, First Reserve Fund V, Limited Partnership, First Reserve Fund V-2, Limited Partnership and First Reserve
          Fund VI, Limited Partnership and First Reserve Corporation, dated June 23, 1995.

99.1 Opinion Letter, dated June 23, 1995, from Simmons & Company International, Inc. to Enterra Corporation.

99.2 Joint Press Release, dated June 23, 1995, of Enterra Corporation and Weatherford International Incorporated.